UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 9, 2021
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Penn National Gaming, Inc.
(Exact Name of Registrant as Specified in Charter)
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Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of Principal Executive Offices, and Zip Code)

610-373-2400
Registrant's Telephone Number, Including Area Code
______________________

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 9, 2021, Penn National Gaming, Inc. (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, the shareholders of the Company: (i) elected two Class I directors to serve until the 2024 Annual Meeting of Shareholders; (ii) approved the Company’s Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000; (iii) approved the Company’s Amended and Restated 2018 Long Term Incentive Compensation Plan; (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year; and (v) approved, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal One. Election of two Class I directors to serve until the 2024 Annual Meeting of Shareholders. The final vote tabulation for each of the individual directors was as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
David A. Handler	114,906,394	2,222,545	19,679,742
John M. Jacquemin	102,261,253	14,867,686	19,679,742

The term of office of each of Marla Kaplowitz, Barbara Shattuck Kohn, Ronald J. Naples, Saul V. Reibstein, Jane Scaccetti, and Jay A. Snowden continued following the Annual Meeting.

Proposal Two. Approval of the Company’s Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000. The final vote tabulation was as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
133,642,008	2,887,826	278,847	0

Proposal Three. Approval of the Company’s Amended and Restated 2018 Long Term Incentive Compensation Plan. The final vote tabulation was as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
115,665,004	1,299,532	164,403	19,679,742

Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year. The final vote tabulation was as follows:

Votes FOR	Votes AGAINST	Abstentions
136,496,767	192,932	118,982

Proposal 5. Approval on an advisory basis, of the compensation of the Company’s named executive officers. The final vote tabulation was as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
103,435,045	13,503,930	189,964	19,679,742

* * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 11, 2021	PENN NATIONAL GAMING, INC.

		By:	/s/ Harper Ko
Harper Ko
Executive Vice President, Chief Legal Officer and Secretary